SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 16, 2006
                        (Date of earliest event reported)


                          Nu Horizons Electronics Corp.

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             (Exact name of registrant as specified in its charter)


  Delaware                            001-08798                   11-2621097
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(State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)               Identification
incorporation)                                                      Number)


 70 Maxess Road, Melville, New York                                 11747
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(Address of principal executive offices)                          (Zip Code)


                                 (631) 396-5000
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               (Registrant's telephone number including area code)


                                       N/A
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          (Former name or former address, if changed since last report)

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     As previously reported, on September 30, 2004, Nu Horizons Electronics Corp. (the "Registrant") entered into a secured revolving credit agreement with eight banks (the "Lenders") which provides for maximum borrowings of $100,000,000, as amended on November 21, 2004. On June 16, 2006, the Registrant repaid amounts under the Credit Agreement such that outstanding borrowings were $60.0 million. The Registrant may borrow, repay and reborrow amounts under the Credit Agreement.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Nu Horizons Electronics Corp.


                                    By: /s/Paul Durando
                                       -----------------------------
                                       Paul Durando
                                       Vice President - Finance



Date:  June 21, 2006








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